UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2008

Giga-tronics Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-12719	94-2656341
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4650 Norris Canyon Rd, San Ramon, California		94583
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-328-4656

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) (1) On March 4, 2008, the Board of Directors of Giga-tronics Incorporated agreed to amend Article V, Indemnification and Advancement, of the Company's Bylaws, effective immediately.
(2) Article V is amended to include an updated definition of an "agent" of the Corporation, and thus allow mandatory indemnification of all directors and officers. Previously mandatory indemnification was for directors, and by action of the Board of Directors, may indemnify other agents. A copy of Article V as amended is attached as Exhibit 3.1(ii) to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
3.1(ii) article V of Bylaws, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Giga-tronics Incorporated

March 7, 2008	By:	/s/ Patrick J. Lawlor

Name: Patrick J. Lawlor
Title: VP Finance, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

3.1(ii)	Article V of Giga-tronics Incorporated Bylaws, as amended (two pages).